UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2024

Hanesbrands Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32891	20-3552316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem, North Carolina	27105
(Address of principal executive offices)	(Zip Code)

(336) 519-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held the Annual Meeting on April 22, 2024. A total of 297,131,242 shares of the Company’s common stock (approximately 84.5% of all shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.

Proposal 1 – Election of Directors

The stockholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors. The voting results were as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Stephen B. Bratspies	225,710,503	10,744,508	1,271,756	59,404,475
Geralyn R. Breig	224,053,221	12,563,132	1,110,414	59,404,475
Colin Browne	232,107,409	4,474,045	1,145,313	59,404,475
Natasha C. Chand	231,496,344	5,025,211	1,205,212	59,404,475
Mark A. Irvin	228,243,740	8,343,922	1,139,105	59,404,475
James C. Johnson	214,559,341	22,047,136	1,120,290	59,404,475
John G. Mehas	231,886,371	4,687,145	1,153,251	59,404,475
Franck J. Moison	227,643,003	8,961,856	1,121,908	59,404,475
Robert F. Moran	225,271,527	11,350,315	1,104,925	59,404,475
William S. Simon	226,066,611	10,554,863	1,105,293	59,404,475

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders of the Company ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s 2024 fiscal year. The voting results were as follows:

FOR	AGAINST	ABSTAIN
287,420,463	7,468,457	2,242,322

Proposal 3 – Advisory Vote to Approved Named Executive Officer Compensation

The stockholders of the Company approved, on an advisory basis, named executive officer compensation as described in the Proxy Statement for the Annual Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
221,669,846	14,206,112	1,850,809	59,404,475

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANESBRANDS INC.

Date: April 26, 2024	By:	/s/ Kristin L. Oliver
	Name:	Kristin L. Oliver
	Title:	EVP, Chief Human Resources Officer & Interim Chief Legal Officer